UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): August 17, 2007 (August 15, 2007)

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NATIONAL FINANCIAL PARTNERS CORP.

(Exact name of registrant as specified in its charter)

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Delaware	001-31781	13-4029115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

787 Seventh Avenue, 11th Floor New York, New York		10019
(Address of principal executive offices)		(Zip Code)

(212) 301-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2007, the Board of Directors of National Financial Partners Corp. (the “Company”) approved the National Financial Partners Corp. Deferred Compensation Plan for Employees of National Financial Partners Corp., NFP Securities, Inc. and NFP Insurance Services, Inc. (the “Plan”), a copy of which is attached hereto as Exhibit 10.1. The Plan is an unfunded, non-qualified deferred compensation program subject to the provisions of Section 409A of the Internal Revenue Code.

Participants in the Plan may defer up to a maximum of 50% and a minimum of 5% of base salary and a maximum of 100% and a minimum of 10% of incentive compensation received through the Company’s incentive programs. Each participant must have Eligible Compensation (as defined in the Plan) of more than $175,000 per year, be employed by the Company, NFP Securities, Inc. or NFP Insurance Services, Inc. for at least one year, and comply with other eligibility criteria as determined by the committee that will administer the Plan.

Each participant will elect the investment of the deferred compensation by selecting from hypothetical investment benchmarks, which will include a Company Stock Fund consisting of a deemed investment in Company common stock. The Company will make matching contributions to each participant’s deferred compensation account, consisting of 50% of the first 6% of deferred compensation.

Distribution of the deferred compensation will occur upon the end of the deferral period, upon death or disability, upon the occurrence of unforeseeable emergencies not covered by insurance or liquidation of assets, or upon a Change of Control (as defined in the Plan). Further, for key employees, distribution of the deferred compensation will not occur until after the passage of six months from the key employee’s termination of service.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	National Financial Partners Corp. Deferred Compensation Plan for Employees of National Financial Partners Corp., NFP Securities, Inc. and NFP Insurance Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Financial Partners Corp. Date: August 17, 2007

By:	/s/ Mark C. Biderman

Name:	Mark C. Biderman
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	National Financial Partners Corp. Deferred Compensation Plan for Employees of National Financial Partners Corp., NFP Securities, Inc. and NFP Insurance Services, Inc.